UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 03, 2023
Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Maryland (Federal Realty Investment Trust)	1-07533	87-3916363
Delaware (Federal Realty OP LP)	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200	North Bethesda,	Maryland	20852
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number including area code: 301/998-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Federal Realty Investment Trust
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	FRT	New York Stock Exchange
$.01 par value per share, with associated Common Share Purchase Rights

Depositary Shares, each representing 1/1000 of a share	FRT-C	New York Stock Exchange
of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share

Federal Realty OP LP
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Federal Realty Investment Trust Yes ☐ No ☒	Federal Realty OP LP Yes ☐ No ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Federal Realty Investment Trust ☐	Federal Realty OP LP ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Federal Realty Investment Trust was held on May 3, 2023. The following table sets forth the matters presented for a vote by the shareholders and the voting results with respect to such matters:

Matter	Votes For	Votes Against	Abstentions	Broker Non-Votes

Proposal 1: Election of Trustees

David W. Faeder	68,246,275	2,496,048	34,051	3,993,626
Elizabeth I. Holland	69,432,517	1,316,491	27,366	3,993,626
Nicole Y. Lamb-Hale	70,558,575	188,636	29,163	3,993,626
Thomas A. McEachin	70,552,648	193,493	30,233	3,993,626
Anthony P. Nader, III	70,484,049	261,011	31,314	3,993,626
Gail P. Steinel	68,072,835	2,674,903	28,636	3,993,626
Donald C. Wood	70,495,984	249,692	30,697	3,993,626

Proposal 2: Advisory vote on the compensation of our named executive officers	66,615,584	4,055,767	105,023	3,993,626

Proposal 4: Advisory vote to amend the Company's Declaration of Trust to increase the number of authorized Common Shares	72,887,758	1,776,947	105,294	0

Proposal 5: Ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2023	72,308,748	2,416,432	44,820	0

Proposal 3: Advisory vote on the frequency of the shareholders' advisory vote on compensation of our named executive officers

1 Year	1 Year	1 Year	Abstain	Broker Non-Vote
69,062,387	31,929	1,620,383	61,675	3,993,626

In light of the advisory vote described in Proposal 3 above, the Board of Trustees has decided to include the shareholders’ advisory vote on compensation of our named executive officers in our proxy materials on an annual basis until the next advisory vote on the frequency of the shareholder vote on compensation of our named executive officers. In addition, based on the results of the advisory vote described in Proposal 4 above, the Board of Trustees has approved amending the Company’s Amended and Restated Declaration of Trust, as currently in effect, to increase the number of authorized common shares of beneficial interest from 100 million to 200 million, as described in the Company’s definitive proxy statement for the annual meeting, and the Company intends to file an amendment with the Maryland State Department of Assessments and Taxation to effectuate that change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
FEDERAL REALTY OP LP

Date:	May 5, 2023	/s/ Dawn M. Becker

Dawn M. Becker
Executive Vice President-
General Counsel and Secretary